SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM 8-K


                            Current Report
                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 6, 2003
                             ---------------

           Mark Holdings, Inc. (formerly Mark Solutions, Inc.)
           ---------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                Delaware
           (State or Other Jurisdiction of Incorporation)

                           0-17118 11-2864481
       (Commission File Number)(I.R.S. Employer Identification No.)

                    1135 Clifton Avenue, Clifton, NJ 07013
                    --------------------------------------
              (Address and zip code of principal executive offices)

                               973-773-8100
                      (Registrant's telephone Number)



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    ITEM 5.  Other Event and Regulation FD Disclosure

As of January 6, 2003, shareholders holding 5,041,759 shares of the Company's Common Stock had approved the sale of the assets of Registrant's jail cell division, Mark Correctional Division. Holders of 689,270 shares voted against the proposal. Accordingly the Company had received the requisite majority for approval by shareholders of the sale of the assets of the jail cell division.

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                          SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Mark Holdings, Inc.
                             (Registrant)

                             By: s/ Carl Coppola
                             --------------------------------------------------
                             Carl Coppola,  President


DATED: January 8, 2003

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